UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2024

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange

2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2024, Philip Morris Products S.A., a company duly organized and existing under the laws of Switzerland (“PMPSA”) and an indirect, wholly-owned subsidiary of Philip Morris International Inc., a corporation duly organized and existing in accordance with the laws of the Commonwealth of Virginia (“PMI”), entered into a settlement agreement (the “Settlement Agreement”) with Nicoventures Trading Limited, a company registered in England and Wales (“NVT”) and an indirect, wholly-owned subsidiary of British American Tobacco p.l.c., a company registered in England and Wales (“BAT Parent”). PMPSA and NVT, and their respective affiliates, as applicable, are also hereinafter together referred to as the “Parties” and, each, a “Party.”

Under the Settlement Agreement, effective as of February 1, 2024, for an eight-year term, the Parties have agreed, among other things, to: (i) dismiss with prejudice, subject to certain limited exceptions, and without admission of liability certain pending legal proceedings (the “Proceedings”) between them and concerning certain of their respective products; (ii) request rescission of the Limited Exclusion Order and Cease and Desist Order issued by the International Trade Commission on September 29, 2021, prohibiting the importation of certain HNB Products (defined below) by PMI and its affiliates into the United States of America; and (iii) fully and finally discharge without admission of liability any injunctions granted to the Parties in the Proceedings.

“Products” means, collectively, nicotine and non-nicotine heat-not-burn consumables and devices (“HNB Products”); nicotine e-vapor products and devices (“eVapor Products”); and certain variants of HNB Products or eVapor Products; but excludes, products and devices that are medicinal, medical devices, only available by prescription, or marketed, distributed and sold to diagnose, prevent or treat medical conditions, to improve health, or to maintain or encourage a general state of health or a healthy activity, unless they are product line extensions of HNB Products or eVapor Products.

The geographical scope of the Settlement Agreement is substantially worldwide.

Under the Settlement Agreement, the Parties are mutually released from presently known and past, present and future claims arising out of or relating to, among other things, (a) the Proceedings including related orders; (b) infringement of the patents at issue in the Proceedings, limited to the Product category in which the patents have been asserted in the Proceedings; and (c) the intellectual property rights, other than patents, and intellectual property rights in brand names (whether registered or unregistered) in respect of the use, manufacture, marketing, distribution, and sale of existing Products, existing accessories, existing upgrade parts and their respective components as sold on or before the date agreed upon by the Parties, subject to the terms and conditions set forth in the Settlement Agreement.

The Parties have also agreed to certain covenants not to sue on a perpetual, royalty-free basis or on a royalty-bearing basis in relation to patents associated with certain existing or changed HNB Products and eVapor Products, as set forth in the Settlement Agreement. In addition, pursuant to the terms of the Settlement Agreement, both Parties may introduce future HNB Products and eVapor Products (including the evolution of the current products), which products may be royalty-bearing or royalty-free depending on the patents of the other Party that may have been used in the development thereof.

Additionally, subject to the terms and conditions set forth in the Settlement Agreement, the Parties have agreed to certain additional covenants not to sue on a perpetual, royalty-free basis, including in relation to (i) the manufacture (including, among other things, testing, transportation or export) of any Products, ARUs (as defined below) or their respective components; and (ii) the research and development of any Product, ARU or their respective components. “ARUs” means accessories, replacement parts and upgrade parts.

Subject to the terms and conditions set forth in the Settlement Agreement, the Parties retain the right to assert infringement claims of any copyright, designs, trademarks, service marks, business names and domain names, rights in get-up and trade dress in relation to existing Products where the first public use thereof occurred after the date agreed upon by the Parties, and the right to take action against misappropriation of trade secrets or the use of misappropriated information or technology by the other Party.

If events of default as set forth in the Settlement Agreement occur and are not cured within applicable grace periods or waived, either Party may settle the dispute in accordance with the terms of the alternative dispute resolution framework agreed to in the Settlement Agreement or, in certain cases, terminate the Settlement Agreement in accordance with the terms therein. In addition, in the event of breaches that are specifically enumerated in the Settlement Agreement, the non-breaching Party by written notice may exercise its right to limit the breaching Party’s rights under the Settlement Agreement in accordance with the terms therein.

Item 7.01.	Regulation FD Disclosure.

On February 2, 2024, PMI issued a press release announcing the Settlement Agreement with BAT. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Philip Morris International Inc. Press Release, dated February 2, 2024 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: February 2, 2024